Summary Prospectus	December 29, 2015

William Blair Directional Multialternative Fund

Class N WDMNX	Class I WDMIX	Institutional Class WDMJX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund online at williamblairfunds.com/prospectus.  You may also obtain this information at no cost by calling 1-855-772-4166 or by sending an email to fundinfo@williamblair.com.  The Fund’s prospectus and statement of additional information, both dated December 29, 2015, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE:  The William Blair Directional Multialternative Fund (the “Fund”) seeks to achieve capital appreciation with moderate volatility and moderate correlation to the broader markets.

FEES AND EXPENSES:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):

	Class N	Class I		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None		None
Redemption Fee	None	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I		Institutional Class
Management Fee	1.60%		1.60%	1.60%
Distribution (Rule 12b-1) Fee	0.25%		0.00%	0.00%
Other Expenses
Dividend Expenses on Short Sales	0.45%	0.45%		0.45%
Remainder of Other Expenses	0.40%	0.41%		0.40%
Total Other Expenses	0.85%		0.86%	0.85%
Acquired Fund Fees and Expenses(1)	0.13%		0.13%	0.13%
Total Annual Fund Operating Expenses	2.83%		2.59%	2.58%
Fee Waiver and/or Expense Reimbursement(1)(2)	-0.20%		-0.21%	-0.20%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.63%		2.38%	2.38%

(1)
When the Fund invests in underlying investment companies advised by William Blair Investment Management, LLC (the “Adviser”) (“other William Blair funds”), the Adviser will waive its advisory fee in an amount equal to the advisory fees paid to the Adviser by other William Blair funds in respect of Fund assets so invested.  The effects of this waiver are reflected in the table above. This waiver agreement may be terminated at any time with the consent of the Board of Trustees.

(2)
Pursuant to an operating expense limitation agreement (the “Expense Agreement”) between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage (i.e. any expenses incurred in connection with borrowings made by the Fund), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses or extraordinary expenses such as litigation) do not exceed 2.05%, 1.80%, and 1.80% of the Fund’s average net assets for Class N shares, Class I shares and Institutional Class shares, respectively, at least through October 30, 2017.  The Expense Agreement can be terminated only by, or with the consent of, the Trust’s Board of Trustees (the “Board of Trustees”).  The Adviser is permitted to be reimbursed for management fees waived and/or expense payments made in the prior three fiscal years, subject to the expense cap if such reimbursements will not cause the Fund to exceed the expense limitation in place at the time of the recoupment.

Example:  This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$266	$842	$1,461	$3,130
Class I	$241	$768	$1,340	$2,895
Institutional Class	$241	$767	$1,337	$2,887

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may generate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These transaction costs and potentially higher taxes, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal period, the Fund’s portfolio turnover rate was 141.80% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES:  The Adviser seeks to achieve the Fund’s investment objective through the allocation of the Fund’s assets primarily among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment (or hedge fund) strategies, and through the Adviser’s direct management of Fund assets.  The Adviser intends to operate the Fund in a “manager of managers” structure, which will enable the Adviser to terminate and replace a Sub-Adviser without requiring shareholder approval.  This structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements.  The Adviser is responsible for selecting each Sub-Adviser and for determining the amount of Fund assets allocated to each Sub-Adviser.  The Adviser will also monitor the performance, investment strategy and operational controls of each Sub-Adviser.  When allocating assets among Sub-Advisers, the Adviser considers a range of factors including each Sub-Adviser’s investment style and historical performance, including the types of securities or instruments they may use, the strategy they employ, or a geography or sector in which they invest.

Adviser Strategies:  The Adviser may directly manage a portion of the Fund’s assets, including by allocating the Fund’s assets to affiliated or unaffiliated publicly or privately offered U.S. or non-U.S. investment funds, including hedge funds, commodity pools, and open-end or closed-end funds (each, an “Underlying Fund”).  The Fund may invest in other investment companies, securities and financial instruments to the extent permitted under the Investment Company Act of 1940, as amended (the “1940 Act”), or any exemptive relief therefrom.

In its management of the Fund’s assets, the Adviser may allocate a portion of the Fund’s assets to the William Blair Macro Allocation Fund (the “Macro Fund”), which is an affiliated registered investment company because the Adviser acts as the investment adviser for the Fund and the Macro Fund.  The Macro Fund attempts to exploit periodic market inefficiencies by taking long and short positions in various asset classes (e.g., equity and fixed income) and currencies with a view to profit from movements across and within such asset classes and currencies. The Adviser uses a top-down approach that focuses on general price movements in various asset classes and currencies rather than the performance of individual company securities. The Adviser’s macro asset allocation strategy is based primarily on the fundamental investment valuations of asset classes and currencies.  The Trust has submitted an application with the SEC for an exemptive order with respect to the Fund, as an open-end investment company relying on Rule 12d1-2 under the 1940 Act, that would permit the Fund to use other investments and invest in securities issued by other investment companies in amounts exceeding limits set forth in the 1940 Act that would otherwise be applicable.

Sub-Adviser Strategies:  The Adviser expects that the Sub-Advisers will implement one or more of the investment strategies summarized below.  These strategies are similar to investment strategies traditionally employed by hedge funds.  Each Sub-Adviser acts independently from the others, however, multiple Sub-Advisers may be utilized to gain access to different investment approaches within each strategy.

Long/Short Equity: Long/Short Equity strategies involve a Sub-Adviser taking both long and short positions in equity securities that are deemed to be under or overvalued. Sub-Advisers may specialize in a particular industry or geographic region, or they may diversify holdings across industries or geographic regions.  Sub-Advisers in this strategy usually vary the amount of market exposure in the portfolio based on their views on market direction.

Event-Driven: Event-Driven strategies include investments by Sub-Advisers in securities of companies involved in potential corporate actions, such as mergers, acquisitions, restructurings, spin-offs, shareholder activism, or other special situations that may alter a company’s financial structure or operating strategy.

Macro: Macro strategies involve taking positions in anticipation of a broad market or a specific security’s direction in asset classes such as in currencies, commodities, credit derivatives and equities.  Most Sub-Advisers seek to analyze macroeconomic variables to identify dislocations and forecast future moves in global asset/securities prices on a directional or relative value basis.

The Adviser may, in its discretion, add to, delete from or modify the categories of investment strategies employed by the Fund (subject to prior notice to the Fund’s shareholders, should the Fund make a material modification to its investment objective or principal investment strategy).

Investment Techniques: As a result of the Adviser’s and Sub-Advisers’ strategies, the Fund may invest in or seek exposure to a wide range of investments including, without limitation: long and short positions in equity and fixed-income securities of U.S. companies and non-U.S. companies traded on U.S. and non-U.S. exchanges and in the over-the-counter markets, equity related instruments, convertible bonds, options, warrants, futures, commodities, forwards, over-the-counter derivative instruments and swaps (including total return swaps and credit default swaps), securities that lack active public markets, preferred stocks, private funds, registered investment companies including exchange-traded funds (“ETFs”), inverse ETFs, real estate investment trusts (“REITs”), bank loans, mortgage backed securities, collateralized loan obligations (“CLOs”) and other financial instruments.  The Fund’s investments in fixed income securities may include securities of varying maturities, durations and ratings, including securities that have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”), commonly referred to as ‘junk bonds’ or ‘high yield bonds’.  The Fund has no geographic or other limits on the allocation of its assets among investments.  The Fund may invest its assets in any market, including emerging markets, or investments that the Adviser believes to be appropriate for meeting the Fund’s investment objective.  Derivative instruments may be used by the Fund for a variety of purposes, such as to seek economic exposure to one or more alternative strategies, enhance returns, increase investment flexibility, speculate on a targeted investment opportunity, or for hedging purposes.  The Sub-Advisers may engage in active trading with high turnover of the Fund’s portfolio investments to achieve the Fund’s investment objective.

PRINCIPAL RISKS:  The following is a summary of the principal risks associated with an investment in the Fund.  The Fund may be subject to the following risks directly through investment in individual securities or indirectly through various instruments, including ETFs, exchange-traded notes or derivative instruments.

The Fund involves a high level of risk and may not be appropriate for everyone.  You could lose money by investing in the Fund.  There can be no assurance that the Fund’s investment objective will be achieved.  The Fund is not intended to be a complete investment program.  The Fund is designed for long-term investors.

Active Trading Risk.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that a shareholder pays, by increasing the amount of the Fund’s realized capital gains and increasing the proportion of the Fund’s realized capital gains that are short-term capital gains.

Aggressive Investment Technique Risk. The Fund may use investment techniques and financial instruments that may be considered aggressive.  These techniques may expose the Fund to potentially dramatic losses in the value of certain of its portfolio holdings.

Company-Specific Risk. A particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Conflicts of Interest Risk.  The Adviser and Sub-Advisers will have potential conflicts of interest which could interfere with their management of the Fund.  For example, the Adviser and Sub-Advisers may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategies of the Fund but may have different fee structures than those of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Adviser’s other clients.

Convertible Securities Risk. A convertible security is subject to many of the same risks as a regular fixed-income security, including the risk that when market interest rates rise, the value of the convertible security falls.  In the event of a liquidation of the issuing company, holders of convertible securities generally would be paid after the company’s creditors but before the company’s common shareholders.  Consequently, an issuer’s convertible securities generally may be viewed as having more risk than its debt securities but less risk than its common stock.

Derivatives Risk. The Fund’s investment in derivative instruments (“Derivatives”), including futures, options, options on futures, swaps and forward foreign currency contracts, may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.  The Fund’s investments in Derivatives could create exposure greater than the value of securities in the Fund’s portfolio.  As a result, investment performance of the Fund may depend on the performance of securities the Fund does not own.  In addition, the value of a Derivative may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets.  Derivatives will typically increase exposure to the principal risks to which the Fund is otherwise exposed, and are subject to the following additional risks:

•
Options and Futures Risk.  Options and futures contracts may be more volatile than investments directly in the underlying securities, involve additional costs and may involve a small initial investment relative to the risk assumed.

•	Swap Agreement Risk. A swap agreement may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

•
Credit Default Swap Risk.  Credit default swaps are subject to general market risk, liquidity risk and credit risk.  If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment.  If the Fund is a seller in a credit default swap and an event of default occurs, there will be a loss of value to the Fund.

•
Counterparty Credit Risk.  A counterparty to the Derivative may become insolvent, enter administration, liquidate or otherwise fail to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment, and any recovery may be delayed.

•	Forward Foreign Currency Contracts Risk. Forward foreign currency contracts may fall in value due to foreign currency value fluctuations.

•	Hedging Risk. Derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

•	Correlation Risk. There may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

•	Liquidity Risk. The Fund may not be able to sell or close out a Derivative.

•	Leverage Risk. Derivative investments may create economic leverage and can result in losses to the Fund that exceed the original amount invested.

Differential Strategy Risk.  Based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Adviser (“Related Accounts”), which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Equity Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.  Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited.

Event-Driven Trading Risk.  Event-driven trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.

Foreign Investments and Emerging Market Risk.  The risk of investments in foreign companies involve certain risks not generally associated with investments in the securities of U.S. companies, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, imposition of foreign withholding taxes, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment.  In addition, individual international country economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  Sub-Advisers may invest in emerging market countries, which can involve higher degrees of risk as compared with developed economies.

Geographic Risk.  To the extent that the Fund invests a significant portion of its assets in any one country, the Fund will be subject to greater risk of loss or volatility than if the Fund always maintained wide geographic diversity among the countries in which it invests.  Investing in any one country makes the Fund more vulnerable to the risks of adverse securities markets, exchange rates and social, political, regulatory and economic events in that one country.

High Portfolio Turnover Risk.  The Fund may have a relatively high turnover rate compared to many mutual funds.  A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns.  Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of capital gains, including short-term capital gains, than if the Fund had a low portfolio turnover rate.  Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.  This could result in a higher tax liability and may lower an investor’s after-tax return.

Investment Company Risk.  Investing in other investment companies, including affiliated funds, ETFs and closed-end funds, may be more costly to the Fund than if the Fund had invested in the underlying securities directly.  The risks of investments in other investment companies typically reflect the risk of the types of securities in which the other investment companies invest.  When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the underlying investment company’s fees and expenses as well as their share of the Fund’s fees and expenses.  The Fund’s investments in other investment companies are subject to the limits that apply to investments in other funds under the 1940 Act or under any applicable exemptive order.  The Fund’s investments in other investment companies are also subject to the following additional risks:

•
Affiliated Fund Risk.  Due to its own financial interest or other business considerations, the Adviser may have an incentive to invest a portion of the Fund’s assets in investment companies sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in such investment companies over investment companies sponsored or managed by others.  Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by the Fund in investment companies sponsored or managed by the Adviser or its affiliates.

•
Exchange-Traded Fund Risk.  ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities.  In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices.  Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs’ ability to track their applicable indices.  The market value of ETF shares may differ from the ETF’s NAV.  This difference in price may be due to the fact that the supply and demand in the market for fund shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when ETF shares trade at a premium or discount to NAV.

•
Exchange-Traded Fund and Closed-End Fund Risk.  Investments in ETFs and closed-end funds are subject to the additional risk that shares of the ETF or closed-end fund may trade at a premium or discount to their net asset value per share.  There may also not be an active trading market available for shares of some ETFs or closed-end funds.  Additionally, trading of ETF and closed-end fund shares may be halted and ETF and closed-end fund shares may be delisted by the listing exchange.  The Fund also will incur brokerage costs when it purchases and sells ETFs and closed-end funds.

•
Inverse ETF Risk.  An inverse ETF is a fund that is constructed by using various derivative instruments to profit from a decline in the underlying benchmark.  Because a loss incurred by an inverse ETF on a short sale results from increases in the value of the security, such losses are theoretically unlimited.  An investment in an inverse ETF could result in a loss of the entire investment in that particular ETF.

•
Regulatory Risk.  Federal law prohibits a mutual fund from acquiring shares of another investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares.  This prohibition may prevent the Fund from allocating its investments in an optimal manner.  You will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying investment company’s shares.  The Fund may hold more than 3% of the Macro Fund’s total outstanding shares.  The Fund and the Macro Fund comprise a “group of investment companies” within the meaning of Section 12(d)(1)(G)(ii) of the Act because the Adviser acts as the investment adviser for both funds and because the Fund and the Macro Fund hold themselves out to investors as related investment companies for purposes of Section 12(d)(1)(G)(ii) of the Act.

•
Underlying Fund Risk.  The Fund’s investments in Underlying Funds subject the Fund to the risks of the Underlying Funds.  Investments in the securities of other funds involve duplication of advisory fees and certain other expenses.  The Underlying Funds may not be registered investment companies and, thus, are not subject to protections afforded by the 1940 Act.  Certain Underlying Funds may be less liquid and thus subject the Fund directly to “Liquidity Risk” described above.  Even if an investment in an Underlying Fund is deemed liquid at the time of investment, the Underlying Fund may, in the future, alter the nature of its investments and cease to be a liquid investment fund, subjecting the Fund directly to “Liquidity Risk.”

Investment Style Risk.  Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment, and at times when the investment style used by the Fund is out of favor, the Fund may underperform other funds that use different investment styles.

Large Capitalization Companies Risk.  Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors.  Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Leverage Risk.  It is expected that most, if not all, of the Fund’s Sub-Advisers will employ leverage to varying degrees.  Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short.  Investments in Derivatives also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the Derivatives.  Leverage can increase the investment returns of the Fund.  However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage.  The Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements.  However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.

Liquidity Risk.  Certain securities, assets or markets can become illiquid at times and negatively impact the price of securities if the Fund were to sell during times of illiquidity.

Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio.  The Adviser and each Sub-Adviser’s judgments about the attractiveness, “growth” potential of a company and the potential appreciation of securities may prove to be inaccurate and may not produce the desired results.  The Adviser and each Sub-Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that their decisions will produce the intended results.

Market Risk.  Certain securities or other assets selected for the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

Multi-Manager Risk.  The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Sub-Advisers to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Sub-Advisers.  In allocating the Fund’s assets, the Adviser may favor markets or asset classes that perform poorly relative to other markets and asset classes.  Because portions of the Fund’s assets are managed by different Sub-Advisers using different styles, the Fund could experience overlapping security transactions or take opposite positions in securities of the same issuer or engage in Derivatives transactions that may offset each other.  Certain Sub-Advisers may be purchasing securities at the same time other Sub-Advisers may be selling those same securities, which may lead to higher transaction expenses compared to a Fund using a single investment management style. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets among the various investment strategies and Sub-Advisers.

Over-the-Counter (“OTC”) Transactions Risk.  When the Fund enters into an OTC transaction, it relies on the counterparty to make or take delivery of the underlying investment.  Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.  In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC position at any time prior to its expiration.

Preferred Stock Risk.  Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer.

Real Estate Risk.  A REIT’s share price may decline because of adverse developments affecting the real estate industry, including changes in interest rates.  The returns from REITs may trail returns from the overall market.  Additionally, there is always a risk that a particular REIT will fail to qualify for the favorable federal income tax treatment applicable to REITs.  Investments in real estate securities are subject to risks that include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or developmental expenses and lack of available financing.

Recently Established Sub-Advisers.  The Adviser may allocate to recently established Sub-Advisers with more limited resources (including limited personnel) and unproven or shorter performance track records.  There may be a higher risk investing in the strategies of recently established Sub-Advisers with more limited resources.

Regulatory Risk.  Future regulatory developments could impact the Fund’s ability to invest in certain Derivatives.  It is possible that government regulation of various types of Derivatives, including futures, options and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategies, and could ultimately prevent the Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present, or future legislation and regulation in this area, but the effects could be substantial and adverse.  There is a likelihood of future regulatory developments altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Share Ownership Concentration Risk.  Currently, a significant portion of the Fund is owned by shareholders advised by a single firm.  To the extent that a significant portion of the Fund’s shares is held or controlled by a limited number of shareholders, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Short Sales Risk.  The risk on a short sale is the risk of loss if the value of a security sold short increases prior to the delivery date, since the Fund must pay more for the security than it received from the purchaser in the short sale.  Therefore, the risk of loss may be theoretically unlimited.  The Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents and other liquid assets, to comply with applicable legal requirements.

Small and Medium Capitalization Company Risk.  Investing in securities of small and medium capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Sub-Adviser and Strategy Concentration Risk.  Because the Adviser will not be subject to fixed limitations upon the amount of Fund assets that may be invested with a single Sub-Adviser or in a single investment strategy, the Fund may be more heavily exposed to the investment judgments of one or more Sub-Advisers or the possible increased risk of investing in a limited number of investment strategies.

Tax Risk.  There is the risk that the Fund’s investment strategies, specifically its investments in Derivatives, may subject the Fund to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.  Income from certain Fund investments may not constitute qualifying income for purposes of maintaining the Fund’s status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  If the Fund were not to appropriately limit the income from such investments or if the income derived from other investments were recharacterized for U.S. tax purposes, the Fund’s status as a regulated investment company could be jeopardized.  If the Fund were to fail to qualify for taxation as a regulated investment company in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to U.S. federal income tax at the Fund level, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income.  The Fund’s failure to qualify and be taxed as a regulated investment company could significantly reduce the value of shareholders’ investments in the Fund.

FUND PERFORMANCE:  When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus.  Updated performance information will be available on the Fund’s website at www.williamblairfunds.com or call      1-855-772-4166.

MANAGEMENT:

Investment Adviser.  William Blair Investment Management, LLC is the investment adviser of the Fund.

Portfolio Manager(s).  John Abunassar, Katie Austin, Peter Carl, D. Trowbridge Elliman III, Jason Moede and Brian Ziv, CFA®, each a portfolio manager of the Adviser, have served as the Fund’s co-portfolio managers since its inception in October 2014.

PURCHASE AND SALE OF FUND SHARES:  You may conduct transactions (share purchases or redemptions) via written request by mail (William Blair Directional Multialternative Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 1-855-772-4166, on any day the New York Stock Exchange is open for trading.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.  Minimum initial and subsequent investment amounts are shown below.

Class N Share Purchase.  The minimum initial investment for a regular account or an Individual Retirement Account (“IRA”) is $2,500.  The minimum subsequent investment is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply.  See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase.  The minimum initial investment for a regular account or an IRA is $500,000 (or any lesser amount if, in the Adviser’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000).  There is no minimum for subsequent purchases.  The Fund reserves the right to offer Class I shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan.  Certain exceptions to the minimum initial investment amount may apply.  Class I shares are only available to certain investors.  See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase.  The minimum initial investment is $5 million.  There is no minimum for subsequent purchases.  The Fund reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan.  Certain exceptions to the minimum initial investment amount may apply.  Institutional Class shares are only available to certain investors.  See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

Sale.  Shares of the Fund are redeemable on any day the New York Stock Exchange is open for business by mail, wire or telephone, depending on the elections you make in the account application.

TAX INFORMATION:  The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES:  If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your adviser or visit your financial intermediary’s website for more information.